Exhibit 10.3

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to Employment Agreement (this “Amendment”) is made as of May 8, 2013, by and between Galena Biopharma, Inc. (formerly RXi Pharmaceuticals Corporation), a Delaware corporation (“Employer”), and Mark J. Ahn, Ph.D., an individual and resident of the State of Oregon (“Employee”), with reference to the following facts:

WHEREAS, Employer and Employee are parties to an Employment Agreement dated as of March 31, 2011 (the “Employment Agreement”), pursuant to which Employee serves as Employer’s President and Chief Executive Officer; and

WHEREAS, Employer and Employee wish to amend the Employment Agreement in certain respects as provided in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and other consideration, the receipt and sufficiency of which hereby are acknowledged, Employer and Employee hereby agree as follows:

1. Definitions. Terms not otherwise defined in this Amendment shall have the meanings attributed to such terms in the Employment Agreement. References in the Employment Agreement and this Amendment to this “Agreement” mean the Employment Agreement as amended by this Amendment and as further amended from time to time as provided in the Employment Agreement.

2. Amendments.

(a) References in the Employment Agreement to “RXi Pharmaceuticals Corporation, the “Company” and “Employer” shall mean Galena Biopharma, Inc.

(b) The reference in Section 2 of the Employment Agreement to Employer’s offices in “Worcester, Massachusetts,” is hereby amended to read “Portland, Oregon, or its environs.”

(c) The parties acknowledge and agree that the Minimum 2011 Financing was timely achieved for all purposes of the Employment Agreement.

(d) Section 4 of the Employment Agreement is hereby amended and restated in its entirety as follows:

4. Term. Employee’s employment shall commence on the Effective Date and shall terminate on December 31, 2016 (the “Term”), unless sooner terminated in accordance with Section 6. Neither Employer nor Employee shall have any obligation to extend or renew this Agreement.

(e) References in Section 13 of the Employment Agreement to “California” are hereby amended to “California” are hereby amended to read “Oregon.”

3. No Other Changes to the Employment Agreement. Except as expressly amended by this Amendment, all of the terms of the Employment Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

GALENA BIOPHARMA, INC.		EMPLOYEE

By:	/s/ Sanford J. Hillsberg	/s/ Mark J. Ahn
	Sanford J. Hillsberg, Chairman	Mark J. Ahn, Ph.D.

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